UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

Biomea Fusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40335	82-2520134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650 980-9099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 28, 2023, Biomea Fusion, Inc. (the “Company”) issued a press release announcing initial clinical data from the Phase II portion of COVALENT-111, the Company’s clinical trial of its lead product candidate, BMF-219, in type 2 diabetes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also hosted a conference call and live webcast to discuss the interim clinical data on March 28, 2023 at 8:30 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 28, 2023, the Company reported topline initial clinical data from the Phase 2 portion of COVALENT-111. 40 subjects were enrolled in the first three cohorts of COVALENT-111, with the first cohort comprising 16 healthy volunteers (HVs) exposed to 100 mg BMF-219 once daily for two weeks. In Cohorts 2 and 3, subjects with Type 2 diabetes mellitus (T2DM) (n=12 per cohort with ten subjects treated with BMF-219 and two subjects on placebo) received BMF-219 once daily for four weeks with or without food, respectively. In the two diabetes cohorts, enrolled patients had T2DM diagnosed for ≤15 years, were ages 18 to 65, had a body mass index (BMI) ≥25 and ≤40 kg/m2, and had uncontrolled diabetes with HbA1c ≥7.0% and ≤10% despite being on up to three standard-of-care diabetes therapies. At baseline, patients enrolled in Cohorts 2 and 3 had a median A1c of 7.9% and 7.8%, respectively.

Active treatment Cohort 3 (BMF-219 without food) compared to Cohort 2 (BMF-219 with food) showed a positive dose-response pharmacokinetics relationship demonstrated by about a threefold median increase in Cmax (ng/ml) and AUC (ng x h/ml) when BMF-219 was administered without food. This increase in BMF-219 systemic exposure was in line with the differences seen in the response rates between the two cohorts. Specifically, the change in HbA1c at four weeks for Cohort 3 patients (n=9) on BMF-219 (100 mg, without food) showed a median A1c reduction of -1.0% and a 89% (8/9) response rate at four weeks, with 78% of subjects achieving a ≥0.5% reduction in A1c and 56% achieving a ≥1.0% reduction in A1c. Cohort 2 patients (n=10) on BMF-219 (100 mg, with food) showed a median A1c reduction of -0.3% and a 70% (7/10) response rate at four weeks, with 30% of subjects achieving a ≥0.5% to ≤1.0% reduction in A1c. Placebo patients (n=4) showed a median and mean A1c reduction between -0.1% and -0.15%.

The Company also reported on the tolerability profile of BMF-219 observed in Cohorts 1, 2, and 3 of COVALENT-111. During the HV portion of the study, in Cohort 1 (n=16), the Company observed minor Grade 1 Treatment Emergent Adverse Events (TEAEs) and no TEAEs were considered related to BMF-219. During the dosing of diabetes patients in Cohorts 2 and 3, all TEAEs observed were Grade 1, except for an asymptomatic laboratory finding of Grade 2 elevated lipase in a single subject that was considered unrelated to BMF-219. In summary, BMF-219 was generally well-tolerated.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering, and expectations regarding our cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the clinical and therapeutic potential of the Company’s product candidates and development programs, including BMF-219, the potential of BMF-219 as a treatment for various types of cancer and diabetes, the Company’s research, development and regulatory plans, including its pursuit of BMF-219 in metabolic diseases, the Company’s plans to continue the evaluation of BMF-219 for type 2 diabetes in its COVALENT-111 study and the availability of future data from the Phase II portion of the study, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to the risks that initial results may not be indicative of final results in later clinical trials, the Company may encounter delays or unforeseen results in preclinical development, IND-filing and acceptance, patient enrollment and in the initiation, conduct and completion of its ongoing and planned clinical trials and other research, development and regulatory activities. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release titled “Biomea Fusion Announces Positive Data from Initial Cohorts of Ongoing Phase II Study (COVALENT-111) of BMF-219 in Patients with Type 2 Diabetes; 100 mg Cohort 3 Demonstrated an 89% Response Rate and 1% Median Reduction in HbA1c at Day 28,” issued by Biomea Fusion, Inc. on March 28, 2023, furnished herewith.

99.2	Corporate presentation titled “COVALENT-111: Phase II First Data Readout of Initial Healthy Volunteer (HV) and Type 2 Diabetes Mellitus (T2DM) Cohorts,” dated March 28, 2023, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion Inc.

Date: March 28, 2023	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer